UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 5, 2004


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-29944                                           98-0183915
----------------------------                   ---------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         -------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

[GRAPHIC OMITTED]
[GRAPHIC OMITTED]                                                  Press Release

               Infowave Reports Strong Revenue Growth for Q1 2004

  Infowave posts highest revenue quarter since 2001; Reports new customer wins and expands existing customer contracts

Vancouver, British Columbia - May 5, 2004 - Infowave Software (TSX: IW), a leading provider of enterprise mobile applications (EMA), today released financial results for the first quarter of its fiscal year ending December 31, 2004 (All financial information is expressed in U.S. dollars and Canadian GAAP).

Total revenues for the first quarter of 2004 were $1,273,682 which represents an increase of 290% from $326,172 in the fourth quarter of 2003 and an increase of 210% from $411,856 in the first quarter of 2003. Cost of sales including cost of service delivery of professional services totaled $567,519 for the first quarter of 2004 compared with $39,475 in the fourth quarter of 2003 and $56,839 in the first quarter of 2003.

Total expenses for the first quarter of 2004 were $3,900,024 and include the integrated costs attributable to the acquisition of Telispark, compared to $2,631,174 in the fourth quarter of 2003 and $1,313,064 in the first quarter of 2003.Operating expenses (excluding amortization and depreciation, stock based compensation and restructuring charges) were $2,660,476 for the first quarter 2004, compared with $1,649,945 in the fourth quarter of 2003 and $1,163,864 in the first quarter of 2003. Net loss for the first quarter 2004 was $4,223,817 or $0.02 per share, compared to $2,376,553 or $0.02 per share in the fourth quarter of 2003 and $996,350 or $0.01 per share in the first quarter of 2003. Cash, cash equivalents and short-term investments were approximately $8.1 million as at March 31, 2004.

During the first quarter of 2004, the Company adopted CICA Handbook section 3870
- Stock-Based Compensation and Other Stock-Based Payments. In accordance with the provisions of this section the Company has accounted retroactively for all employee stock options granted or settled since January 1, 2002, using the fair value method.

"Infowave's quarterly results go beyond the positive impact of doubled revenue growth to encompass a top-tier sales team, strong partnerships and key customer wins," said Jerry Meerkatz, CEO & President, Infowave. "I am very pleased to provide our investors with proof points that are a testament to Infowave's commitment to growth and creating shareholder value, particularly during the integration of the Telispark acquisition."

First Quarter Highlights
------------------------

New customer wins and additional license purchases by existing customers fueled first quarter results. The Company continued to penetrate its vertical targets, including the Oil & Gas industry, adding one of the largest petroleum companies in the world to its existing customer roster that already includes Shell Pipeline. Infowave will mobilize the petroleum company's pipeline integrity management operations for North America. In addition, existing customers, including Hydro One Networks, the owner and operator of the largest electricity transmission and distribution system in Ontario, purchased 300 additional seats, expanding its 200-person preventive and predictive maintenance deployment to
500. The first quarter, 2004, saw the completion of multiple customer deployments, including Western Australia Water Corporation and Hydro One Networks. Both companies went live with their first deployment of Infowave solutions.

Over the first quarter of 2004, Infowave expanded its enterprise sales team, building on its existing leadership of industry veteran Tod Weber, Sr. Vice-President, Global Sales, a former VP Sales for thirteen years with Parametrics Technology Corporation. Infowave also added Guy Waterman as its Vice-President, Business Development and Product Marketing. Waterman is a seasoned industry veteran in the field service marketplace.

This quarter also saw two new versions of Infowave products, Telispark Mobile Enterprise 2.5 and Wireless Business Engine 4.6. The Telispark Mobile Enterprise
2.5 release combined Infowave and Telispark technology to deliver the best-in-class mobile application suite available to the marketplace. This release is another demonstrable proof-point of Infowave's rapid integration of recently acquired Telispark into the Company's enterprise strategy.

Infowave completed and added $4.7 million to its bank through a brokered private placement of units, announced on March 11, 2004. After shareholder approval at its Extraordinary Shareholders Meeting on March 30, 2004, the Company added $1,000,000 in private placement funding from significant shareholder Gerald Trooien, bringing the total amount of funding to $5.7 million of the private placement round. The capital will be used to grow Infowave's business.

Conference Call
---------------

Infowave will hold a conference call to discuss these results at 5:00 PM Eastern N.A. today. Jerry Meerkatz, Infowave's Chief Executive Officer, and George Reznik, Infowave's Chief Financial Officer, will participate in the call. Analysts, media and investors are invited to join the conference call by dialing 800-814-4857 or 416-640-4127 (local Toronto). A replay of the call will be available until May 19, 2004 by dialing either 877-289-8525 or 416-640-1917 (local Toronto) and entering pass code 21047585#.

The call will also be accessible live over the Internet at www.infowave.com/investors. We suggest you access the call 10-15 minutes prior to the start time. A replay of the web cast will be available for 120 days from the same web site.

About Infowave Software
-----------------------

Infowave (TSX: IW) provides enterprises with scalable and robust mobile solutions for improving operational efficiency and increasing the productivity of mobile workers. Infowave's configurable enterprise mobile application (EMA) suite, Telispark Mobile Enterprise, is designed to streamline and integrate business operations required by mobile workers. Infowave mobile solutions are sold directly and indirectly through telecommunications carriers, independent software vendors and systems integrator partners. Some of the world's most innovative organizations, including Hydro One, Shell Oil, Unilever and the U.S. Navy use Infowave solutions to increase the efficiency of their large mobile workforces. For more information, please email info@infowave.com or visit www.infowave.com.


Forward-Looking Statement
Statements made herein and in today's conference call may contain forward-looking information about management's expectations, new strategic objectives, business prospects, revenue growth opportunities, anticipated financial performance and other similar matters. A variety of factors, many of which are beyond the Company's control, affect the operations, performance and business strategy and results of the Company and could cause actual results and experiences to differ materially from the expectations and objectives expressed in these statements. These factors include, but are not limited to, the sufficiency of the Company's restructuring activities and strategic initiatives, including the potential for higher actual costs incurred in restructuring actions and strategic initiatives compared to the estimated costs of such actions or initiatives; the ability to retain and recruit qualified employees; the ability to manage business in light of recent management changes and personnel reductions. Other potential risk factors are described in the Company's 2003 annual report on Form 10-K, in addition to reports on Form 8-K and Form 10-Q, which are available at the SEC's Web site at www.sec.gov.
Forward-looking statements are based on management's beliefs, opinions and projections on the date the statements are made. The Company undertakes no obligation to update forward-looking statements if circumstances or management's beliefs, opinions or projections should change.

Contacts:
George Reznik
Chief Financial Officer
604.473.3604
greznik@infowave.com
--------------------

Leah Gabriel
Sr. Director of Marketing
617-388-9439
lgabriel@infowave.com
---------------------

                             INFOWAVE SOFTWARE, INC.
                           Consolidated Balance Sheets
                           (Expressed in U.S. dollars)

===========================================================================================================
                                                                            March 31,           December 31,
                                                                              2004                  2003
-----------------------------------------------------------------------------------------------------------
                                                                           (Unaudited)          (Restated)
Assets
Current Assets:
     Cash and cash equivalents                                             $ 8,111,283          $ 4,911,605
     Short term investments                                                          -              227,393
     Accounts receivable                                                     1,662,019              331,202
     TPC receivable                                                            789,802              798,038
     Prepaid expenses and deposits                                             396,915              334,534
-----------------------------------------------------------------------------------------------------------
                                                                            10,960,019            6,602,772

Fixed assets                                                                   519,698              526,330

Intellectual property assets held for sale                                   1,005,097            1,018,681

Goodwill                                                                     3,001,082                    -

Intangible and other assets                                                  5,656,531            1,787,566
-----------------------------------------------------------------------------------------------------------

                                                                           $21,142,427          $ 9,935,349
===========================================================================================================

Liabilities and Shareholders' Equity
Current liabilities:
     Accounts payable and accrued liabilities                               $2,521,556          $ 1,333,064
     Deferred revenue                                                          664,075              284,800
-----------------------------------------------------------------------------------------------------------
                                                                             3,185,631            1,617,864

     Long-term liabilities (1)                                                 216,038              218,292

Shareholders' equity
     Share capital
         Authorized: Unlimited voting common shares
             without par value
         Issued: 222,939,912  (December 31, 2003: 148,369,989               78,808,830           65,759,745
     Additional paid in capital                                                 15,941               15,941
     Contributed surplus                                                       560,855              273,343
     Deferred compensation expense                                           (522,601)                    -
     Other equity instruments                                                3,259,039            2,150,511
     Deficit                                                              (64,656,367)         (60,432,550)
     Cumulative translation account                                            275,061              332,203
     ------------------------------------------------------------------------------------------------------
                                                                            17,740,758      3,330,8,099,193
-----------------------------------------------------------------------------------------------------------

                                                                           $21,142,427          $ 9,935,349
===========================================================================================================

     (1) - Attributable to total CDN$2.0 million warrants to be issued in 2005 to Technology Partnership Canada (related to the funding).

                             INFOWAVE SOFTWARE, INC.
                Consolidated Statements of Operations and Deficit
                           (expressed in U.S. dollars)

=============================================================================================================
                                                                         Three months ended
                                                             March 31, 2004               March 31, 2003
                                                               (Unaudited)           (Unaudited and restated)
-------------------------------------------------------------------------------------------------------------

       Sales                                                            $1,273,682                    $411,856

       Cost of sales                                                       567,519                      56,839
                                                       -------------------------------------------------------

                                                                           706,163                     355,017
                                                       -------------------------------------------------------

       Expenses (1):
                Research and development                                 1,060,791                     507,011
                Sales and marketing                                        971,053                     368,791
                Administration                                             984,902                     328,952
                Restructuring                                              225,746                           -
                Depreciation and amortization                              657,532                     108,310
                                                       -------------------------------------------------------

                                                                         3,900,024                   1,313,064
                                                       -------------------------------------------------------

       Operating loss                                                    3,193,861                     958,047

       Other expenses (income)
                Interest and other income (2)                            1,082,501                    (14,787)
                Foreign Exchange                                            19,763                      53,090
                                                       -------------------------------------------------------

       Loss before non-controlling interest                              4,296,125                     996,350

       Non-controlling interest                                           (72,308)                           -
                                                       -------------------------------------------------------

       Net loss for the period                                           4,223,817                     996,350

       Deficit, beginning of period                                     60,432,550                  54,423,961
                                                       -------------------------------------------------------

       Deficit, end of period                                          $64,656,367                 $55,420,311
                                                       -------------------------------------------------------

       Net loss per share                                                    $0.02                       $0.01
                                                       -------------------------------------------------------

       Weighted average number of shares outstanding                   189,087,576                  66,627,800
==============================================================================================================

Notes:
------

1. Effective January 1, 2004, the Company adopted the amended recommendations of the Canadian Institute of Chartered Accountants ("CICA") for accounting for stock based compensation. The amended standard requires recognition of an estimate of the fair value of stock-based awards in earnings. The Company has elected to retroactively restate the prior period reflected herein as indicated below. Previously, the Company provided note disclosure of pro-forma net loss as if the fair value based method had been used. Balances reported above include stock based compensation charges totaling $356,270 and $40,890 for the three months ended March 31, 2004 and 2003, respectively.

-------------------------------------------------------------------------------------------------
                                         As previously
                                            Reported            Adjustment            Restated
-------------------------------------------------------------------------------------------------
As at December 31, 2003:
   Deficit                                 (60,099,773)           (332,777)         (60,432,550)
   Share Capital                            65,700,311              59,434           65,759,745
   Contributed Surplus                               -             273,343              273,343
-------------------------------------------------------------------------------------------------
3 months ended March 31, 2003:
   Research and Development                    489,803              17,208              507,011
   Sales and Marketing                         356,274              12,517              368,791
   Administration                              317,787              11,165              328,952
   Net loss for the period                     955,460              40,890              996,350
   Net loss per share                            $0.01                   -                $0.01
-------------------------------------------------------------------------------------------------

2. Balance includes $1,102,705 attributable to Infowave Software warrants issued to Gerald Trooien, a significant shareholder, under the terms of a convertible line of credit entered into on January 7, 2004 by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: May 5, 2004                       By: /s/ George Reznik
                                            ------------------------------------
                                            George Reznik, Chief Financial
                                            Officer